UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                                November 16, 2009
                Date of Report (Date of earliest event reported)


                                FIRST BANKS, INC.
             (Exact name of registrant as specified in its charter)


           MISSOURI                    0-20632                    43-1175538
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


                 135 NORTH MERAMEC, CLAYTON, MISSOURI     63105
               (Address of principal executive offices) (Zip code)


                                 (314) 854-4600
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                FIRST BANKS, INC.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT....................    1

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.............................    1

SIGNATURE................................................................    2

Item 1.01  Entry into a Material Definitive Agreement.

     First Bank, a wholly owned subsidiary of First Banks, Inc. ("First Banks" or the "Company") headquartered in St. Louis, Missouri, entered into a Purchase and Assumption Agreement (the "Agreement"), dated November 11, 2009, with FirstMerit Bank, N.A. ("FirstMerit"), a wholly-owned subsidiary of FirstMerit Corporation headquartered in Akron, Ohio, that provides for the sale of certain assets and the transfer of certain liabilities of its Chicago franchise to FirstMerit. Under the terms of the Agreement, FirstMerit is to purchase approximately $315.0 million of loans as well as certain other assets, including premises and equipment, associated with First Bank's Chicago operations. FirstMerit is also to assume all of the deposits associated with First Bank's 24 Chicago retail branches, including certain commercial deposit relationships, for a premium of 3.5%, or approximately $42.0 million based on $1.20 billion of such deposits at September 30, 2009. In conjunction with this transaction, on November 11, 2009, First Bank Business Capital, Inc., First Bank's wholly owned asset based lending subsidiary, entered into a Loan Purchase Agreement that provides for the sale of certain loans to FirstMerit. Under the terms of the agreement, FirstMerit is to purchase approximately $100.0 million in loans at a discount of approximately 8.5%. The acquired loans and deposits represent approximately 5.3% and 13.8% of First Bank's total loans and deposits at September 30, 2009, respectively. The transaction associated with the Chicago branches, which is subject to regulatory approvals and certain closing conditions, is expected to be completed during the first quarter of 2010. The loan purchase transaction, which is subject to certain closing conditions, is expected to be completed during the fourth quarter of 2009.

     First Banks issued a press release announcing the transaction, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.

      (d)  Exhibits.

       Exhibit
        Number      Description
        ------      -----------

         99 Press Release issued on November 11, 2009 announcing the upcoming sale of the Chicago branches - filed herewith.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FIRST BANKS, INC.



Date:  November 16, 2009                   By: /s/ Terrance M. McCarthy
                                               ---------------------------------
                                                   Terrance M. McCarthy
                                                   President and
                                                   Chief Executive Officer